Listing Report:Supplement No. 28 dated Aug 11, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 268133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1990	Debt/Income ratio:	45%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	36	Length of status:	3y 5m
Amount delinquent:	$6,937	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	1
Screen name:	coats64	Borrower's state:	NewYork	Borrower's group:	Payoff Pay Day Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 96% )	620-640 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	1 ( 4% )	580-600 (Jan-2008) 560-580 (Mar-2007) 520-540 (Feb-2007) 520-540 (Feb-2007)
Principal balance:	$293.09	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Have medical bills I have to pay
ABOUT ME:?I'm a ?45 year old responsible adult who has been having some misfortune recently in my life?and I'm looking for some help.? I will pay back this loan because it going to come out of checking account every month so I won't miss a payment.? Please fund my loan........I have no where else to turn.?
EXPLANATION OF BAD CREDIT: ?My credit is bad because a year ago I had moved from Virginia to New York and I wasn't making the money? I made in Virginia so I started getting behind on my payments and then I got payday loans(big mistake) and that got me further behind on my bills. I'm on a payment schedule with my credit cards to get caught up with my payment.

?WHAT I WILL DO WITH THE MONEY LOANED TO ME: I have 1,200.00 in medical bills and dental bills I need to get rid of.

TOTAL FAMILY NET INCOME: Have an income of $2,486.00 a?month and I am paid ever other week. I have had a steady job for?50,800.00 years/months.? I also work a part time job with about 15 to 20 hours a week.?

TOTAL MONTHLY EXPENSES:
?Rent???????????????????????????? $580
?Personal loan??????????????? $109
Credit card payments??? $200
Car #1 payment??????????? $503
Car #2 payment??????????? $633
Foods/essentials?????????? $350
I will have $334 left to make the payments on my Prosper loan which I will treat with priority every month so I do not miss a payment.
?SUMMARY: I have a loan right now with prosper and I have been making my payment. Please take that in to consideration when bidding on my loan.I thank you very much for taking the time to read my listing and I'm hoping some day to be able to pay people back by bidding on other people loans..
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2001	Debt/Income ratio:	23%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	3y 1m
Amount delinquent:	$45	Revolving credit balance:	$6,047	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	1stone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	640-660 (Jan-2007) 620-640 (Aug-2006)
Principal balance:	$1,597.29	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Working cap
Purpose of loan:
This loan will be used to purchase new equipment for my business.

My financial situation:
I am a good candidate for this loan because i have successfully borrowed from prosper before and will pay that loan of in the next 4 months without ever being late. My past loan amount was $8000, with under $1400 remaining.

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 550
??Insurance: $?0
??Car expenses: $?0
??Utilities: $
??Phone, cable, internet: $ 175
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 675
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.23%	Starting borrower rate/APR:	12.23% / 14.36%	Starting monthly payment:	$166.62

Auction yield range:	11.23% - 11.23%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	0.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2006	Debt/Income ratio:	18%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$607	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	one_god	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$5,185.87	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Buying a new Car
Purpose of loan:
This loan will be used towards buying a new more fuel efficient car.

My financial situation:

I am an excellent candidate for this loan because I am very trustworthy and responsible. I always pay my bills on time. Being a hard-worker and motivated are two of my strengths. My credit is also young, and I will pay off this loan to start building my credit.I rather pay Prosper Lenders and do business with this great website and its lenders instead of going to a Bank, and also I will set up direct payments through ACH from my bank account, so all payments will be paid on time. I am currently working as a security supervisor in Seattle and going to college to get my degree in criminal justice. Your help with this will be appreciated.

.
Monthly net income: $ 2200 to 3000

Monthly expenses: $ 920
??Housing: $ 400 Rent
??Car expenses: $ 250
??Phone, cable, internet: $ 70
??Food, entertainment: $ 150
??Clothing, household expenses $ 50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$108.80

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$315	Revolving credit balance:	$441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	60	Homeownership:	No
Inquiries last 6m:	3
Screen name:	marriage101	Borrower's state:	California	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	(Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Just a little help!
Purpose of loan:
This loan will be used to pay off the remainder of my debts.? To just have one loan to pay back.

My financial situation:
I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments.?

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $
??Insurance: $ 2300 yearly-..?
????Car expenses: $470.00
??Utilities: $ 350.00
??Phone, cable, internet: $?238.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $300.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1998	Debt/Income ratio:	5%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 1	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	38	Length of status:	7y 6m
Amount delinquent:	$11,802	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	45	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	renena	Borrower's state:	Ohio	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEW LIFE RESTORE CREDIT AND SANITY!
Purpose of loan:
This loan will be used to?REGAIN CONTROL OF FINANCES MY CREDIT IS?FAIR, BUT JOB IS STEADY AS A NURSE LIAISON WITH A VERY REPUTABLE CO.?AND WOULD AGREE TO AUTOMATIC DEBIT OR PAYROLL DEDUCT. I AM GOING THROUGH A DIVORCE HAVE A CHILD IN COLLEGE?. I AM READY TO TAKE CONTROL OF MY LIFE AND FINANCES AND THIS WILL CERTAINLY PUT ME ON THE RIGHT TRACK!

My financial situation:
I am a good candidate for this loan because?I HAVE A GREAT JOB MAKING DECENT WAGE CONSISTENTLY AS I AM SALARIED WITH A VERY FINANCIALLY ?SOUND COMPANY.

Monthly net income: $ 4300.00

Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 175.00
??Car expenses: $ 240.00
??Utilities: $?200.00
??Phone, cable, internet: $?200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1993	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,615	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	hockeytown21	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	26 ( 96% )	640-660 (Latest)
Principal borrowed:	$10,500.00	< mo. late:	1 ( 4% )	640-660 (Nov-2007) 660-680 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Debt Free With Prosper's Help!
Thanks for considering our loan!

Purpose of the loan:
My?husband and I are looking to become debt free! We have a couple credit cards that we are tired of and are ready to be out of debt for good. The banks are no help since they are the ones who want us in debt to begin with so we need your help!?

Our financial situation:?
We are hard working dedicated people with a sense of personal responsibility. ?We both pay our debts in full and on time as you will notice in my credit rating. We have had two?smaller Prosper loans that were ALWAYS paid on time and paid off.?My husband is?well employed and enjoys the work that?he does tremendously. If you have interest in bidding you can be sure that we will make good on our debt to you. My hope is that we will be able to be in a lending situation in the next year so we can help others who have helped us. Below is an outline of our monthly budget for you to review:

My monthly budget:
Net income??????????????????????$4,400 (after deductions)
Mortgage?????????????????????????$1,750
Car payment 1?????????????????$338
Insurance?????????????????????????$58
Utilities????????????????????????????$240
Credit Cards???????????????????? $400
Groceries????????????????????????$400
Gas??????????????????????????????????$50 (my gas is company paid, my wife hardly drives anywhere)
---------------------------------------------------
Total bills????????????????????????$3236
Free cash flow after bills?? $1164

You will see that we will have enough cash every month to easily pay back this loan, so please BID WITH CONFIDENCE!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1985	Debt/Income ratio:	45%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$52,424	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	realestateguy08	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Photography Equipment
Purpose of loan: This loan will be used for Advertising and Equipment such as lighting and portable power packs.
This loan will be used to?

My financial situation:
I believe in taking care of those who take care of me. I honor all my debts and never burn any bridges.

Monthly net income: $

Monthly expenses: $
??Housing: $ 1049.00
??Insurance: $ 75.00
??Car expenses: $ 0
??Utilities: $ 250.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1979	Debt/Income ratio:	43%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	19 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$46,374	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thurdie	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$1,432.71	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Debt consolidation
Purpose of loan:
This loan will be used to?
consolidate some of my credit cards..and also pay off an existing prosper loan..which I have had since 07-08..and never have been late.
My financial situation:
I am a good candidate for this loan because?
I have a steady job in the medical field..and have been on my job for almost 14 years.?I have been working toward getting out of debt..and with this loan..it would payoff high interest debt..and also increase?my cash flow..so I could put that toward other bills..to accomplish my goal of getting out of debt.?

Monthly net income: $ 1300-$1500

Monthly expenses: $
??Housing: $?0
??Insurance: $ 0-paid by employer
??Car expenses: $ 75.00
??Utilities: $ 0
??Phone, cable, internet:?$50
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	43%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,132	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	8
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 600-620 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Consolidate Credit Cards
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a great job managing a? hotel?and want to get out of CC debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, and now I just want it all to go away. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$610.69

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1996	Debt/Income ratio:	28%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,147	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	BigWillie	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance 21% Heating System
Purpose of loan:
This loan will be used to improve my cash flow by lowering my interest rate. Heating/ air conditioning went up and had to sign at 21% to finance purchase.

My financial situation:
I am a good candidate for this loan because....don't be fooled by the credit score and DTI. I own a laundromat and 2 rental properties, but the loans associated with those are in my name, not the business. Debt is there and it is all mine but other people are paying it off. No delinquencies?or negative reporting. Plenty of positive cash flow but currently unable to get good financing at a decent rate through traditional sources.

Monthly net income: $ 7,000

Monthly expenses: $ 5,500

will gladly provide additional details and answer any other questions should listing drive any interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,450.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.80%	Starting borrower rate/APR:	23.80% / 26.09%	Starting monthly payment:	$134.99

Auction yield range:	8.23% - 22.80%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1993	Debt/Income ratio:	50%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	28 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$45,540	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cloud3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increased cash flow to pay 'em off!
Purpose of loan:
This loan will be used to 1) pay off one account with an extremely high interest rate, a balance of $1900.00, and a monthly payment of $213.36, and 2) pay off an auto loan with a monthly payment of $291.02.?? The additional cash flow will go towards retiring three card accounts over the next 12 months, each with interest rates between 27.24% and 29.99%.
My financial situation:
I am a great candidate for this loan! I have a long standing? credit history, substantial steady income, and do not fall behind on my bills.???Very stable, two income family, and both of us have 9+ years with our current employers, with seniority and specialties that leave us invulnerable to lay-offs (an appointed judge,?and an insurance compliance specialist). We have "leftover" debt from our years as underpaid (and paid once-a-month) state employees, and from a business venture that didn't work out.? We?live pretty frugally now, and are addressing our debt load more aggressively, with a defined plan of attack.

Monthly net income: $ 8808.00 (both incomes)

Monthly expenses: $7747.35
??Housing: $ 1555.55????
??Insurance: $ 279.00????
??Car expenses: $?687.00 (will be reduced to $396)
??Utilities: $?340.00
??Phone, cable, internet: $ 268.00
??Food, entertainment: $ 900.00
??Clothing, household expenses $ 175.00????
??Credit cards and other loans: $ 3295.80
??Other expenses: $ 248.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1980	Debt/Income ratio:	11%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Retired
Now delinquent:	1	Total credit lines:	23	Length of status:	2y 7m
Amount delinquent:	$7,503	Revolving credit balance:	$2,941	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	stylish-justice	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising/Marketing Expenses
Purpose of loan:
This loan will be used to? Marketing/advertising for my "common sense" business

My financial situation:
I am a good candidate for this loan because?Although, I had some difficulty when I first retired, I have since kept up with ?my financial obligations.? Currently, I am working with all three reporting agencies to resolve a disputed claim against me.?????

Monthly net income: $ 5486

Monthly expenses: $
??Housing: $ 1008
??Insurance: $ 277????
??Car expenses: $ 85
??Utilities: $ 350
??Phone, cable, internet: $ 197
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$68.94

Auction yield range:	4.23% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	11%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,792	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	NJloanforyou	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-780 (Sep-2008)
Principal balance:	$738.59	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards and a personal loan.

My financial situation:
I am a good candidate for this loan because I never miss a payment.? I am reliable and trustworthy.? I have another small loan here that I have been paying off with no problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$107.77

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2004	Debt/Income ratio:	43%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$15,010	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	sweettee68	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 6% )	620-640 (Apr-2009) 600-620 (Jan-2008)
Principal balance:	$2,877.32	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Get Finances in Order
Purpose of loan:
This loan will be used to consolidate debt and pay it off.? I have a lot of debt that I need to consolidate.? I am handling my payments very well on all of them separately, but I'd like to get them all in one payment.?

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time and I have never missed a payment.? My money is valuable and I know that yours is too so I would never do anything to jeopardize that.?

Monthly net income: $ 2000

Monthly expenses: $ Not much.? I live at home.?? Parents are helping me save money.?
??Housing: $
??Insurance: $
??Car expenses: $?500
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 130
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$544.02

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1990	Debt/Income ratio:	34%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,164	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	caravan0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to pay off credit card debt.? I recently got married, purchased my first home and had 2 children.? I'd like to get those expenses consolidated and paid off ASAP.

My financial situation:
I am a good candidate for this loan because I have the income to easily make the payment.? My wife also works to household income is more than is shown here.? Again, her income is NOT included in the breakdown below.

Monthly net income: $ 4500
Monthly expenses: $ 3000
??Housing: $ 1050
??Insurance: $ 175
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	31	Length of status:	11y 10m
Amount delinquent:	$73,428	Revolving credit balance:	$749	Occupation:	Sales - Commission
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Allwyn	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2007)
Principal balance:	$958.62	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Save Parents House
Purpose of loan:
I need a loan to cover back payments on my father-in-law's house.? The house has been in the family for over 30 years, and we like to keep it. We are working on a loan modification but need to stop the bank from filing foreclosure while this is going on.? And if anyone has read the news lately on loan modification you know that the banks are not moving fast to get these done, but they are now getting pressure from the government who gave the banks all the taxpayers money.? We just need to keep things steady until we get everything balanced out.

My financial situation:
Paying back the loan is not a foreseeable problem.? I've paid on time for my existing Prosper loan for the past couple of years and it will be paid off soon.? I have steady income coming in from a sales rep job I started with Intouch Marketing, along with my own business ventures that include online affiliate marketing.? I also am expecting a large lump sum of money before the end of year that will allow me to pay the loan off in full.? My current finances are good to cover things going forward but stretched in terms of covering back payments.

Monthly net income: $
$2,500 minimum
Monthly expenses: $
??Housing: $850
??Insurance: $ 50.00
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$307.61

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	60%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	27 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,439	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	duckette61	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
This loan will be used to? Payoff outstanding credit card debt. ????

My financial situation:
I am a good candidate for this loan because? I have kept my credit in good standing, the only thing that is going against me on my credit report is the fact that my debt to income ratio is too high.? I always pay at least the minimum payment due on my credit cards and always pay them on time.

Monthly net income: $ 2240.00

Monthly expenses: $
??Housing: $ 575.00 ????
??Insurance: $ My husband pays the cost of this. ????
??Car expenses: $ $250.00 ????
??Utilities: $ My husband pays the cost of this. ????
??Phone, cable, internet: $ My husband pays the cost of this.
??Food, entertainment: $ 100.00 ( My husband pays most of this)
??Clothing, household expenses $ 0 ????
??Credit cards and other loans: $ 900.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$142	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	greatest-admirable-income	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan:
This loan will be used to?
Purchase an engagement ring for my wonderful girlfriend of 4.5 years!?
My financial situation:
I am a good candidate for this loan because?
I repay everything on time.? I'm a honest and genuine person.? I will never be deceitful in any manner and am very stingy about taking care of things. I just graduated from college and have a stable/well paying job.
Monthly net income: $
2800
Monthly expenses: $
??Housing: $ 499???
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 25
??Food, entertainment: $ 25
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 20
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$836.10

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	10%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,957	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	18%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	commanding-exchange	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Insurance and Real Estate
Purpose of loan:
This loan will be used to help grow and expand my insurance and real estate business. I have worked strictly with referral clients, but must branch out. I need the ability to market to clients both on the internet, through direct mail, and through realtor interactions. The money will help to purchase lists, internet leads, and money to build the core business which will also include investing in my current client base.

My financial situation:
I am a good candidate for this loan because I am a diligent individual whom has a great deal of experience in my line of work. I have partnered with an insurance broker that has been in business for over 50 years. My mortgage mentor for whom I currently work for, originally hired me in 2002. I came back on board after successfully building my business. However, I need more cash flow to build this business further. I have over $20K in the bank, $30K in IRA, and a great track history for making payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1985	Debt/Income ratio:	2%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	23y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,350	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bta6518	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 38% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	5 ( 63% )	620-640 (May-2009) 540-560 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Home Improvement - PLEASE READ!
Purpose of loan:
This loan will be used to??? My fiance and I bought a new house back in 2007 and we need to finish the backyard!? The yard is about 1/2 acre.? I paid off my first loan with Prosper within a year.? This?will be my second loan. My total outstanding debt is?now at ZERO as of 8/11/2009!!?

I work for Boeing as a Project Manager leading a software program working on the 787.

Monthly net income: $
5,000
Monthly expenses: $
??Housing: $ 1000.
??Insurance: $ 75
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 150
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	green-chairman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A good investment
Purpose of loan:
This loan will be used to make upgrades and remodel my family's Thai restaurant in Los Angeles. We have owned the restaurant for almost 10 years now. We pull in about $1200 a day before expenses and I think that an update to the design and interior will help us to attract more customers.

My financial situation:
I am a good candidate for this loan because the loan proceeds will be an investment in a solid and proven business. I don't know why Prosper is showing my credit score as 660. I checked only a couple weeks ago and all 3 credit agencies were reporting it as above 720.

Monthly net income: $ 3500

Monthly expenses: $ 1250
??Housing: $ 600
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.03%	Starting borrower rate/APR:	18.03% / 20.24%	Starting monthly payment:	$361.67

Auction yield range:	6.23% - 17.03%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1981	Debt/Income ratio:	29%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$128,395	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bewitching-wealth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.?

My financial situation:
I am a good candidate for this loan because I am a Case Manager at a large Los Angeles based law firm and I have a steady income.? I have a large amount of outstanding credit card debt, however, I am not delinquent and?I am able to make the monthly payments.? I also have additional income that can assist me with making the monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1979	Debt/Income ratio:	35%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	26 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	98	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$45,875	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jh252	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,293.62	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off debt
Purpose of loan:
This loan will be used to?
payoff? some loans totaling $600 a month..?including a current prosper loan that I have had since 06-08.and never been late.
My financial situation:
I am a good candidate for this loan because?
My word is good. Have always paid on time..but debt ratio is too high.

Monthly net income: $
4200.00
Monthly expenses: $
??Housing: $ 1096.00
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,869.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$157.95

Auction yield range:	17.23% - 26.00%	Estimated loss impact:	20.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	26	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,292	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	numbersinthedark	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,869.00	< mo. late:	0 ( 0% )	720-740 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Paying off 2 horrible credit cards!
A few years ago, I took a class from a local non-profit housing corporation.? It was called Home Ownership Preparation and Education.? Over a period of 8 weeks, I learned about credit cards, credit scores and reports, budgeting, life and auto insurance, investing, mortgages, home inspections, and loans.? The class was excellent; it got me all fired up about personal finance.? I started devouring books such as The 9 Steps to Financial Freedom, The Foolish Guide to Personal Finance, and one of my favorites: The Power in Your Money Personality.? I realize I may still be far from home ownership, but I am ready to start the journey by ridding myself of all my high-rate credit cards.

My current credit card debts are as follows:$2,388 at 29.99% APR$1,391 at 27.24% APRTotal high-interest debt: $3,779 + $90 loan fee = $3,869

Chase recently purchased these cards from other lending institutions, and then decided to jack up my interest rate!It makes me so angry!I would MUCH rather give the interest to other people out there who can use it, instead of a Wall Street giant.

I feel confident that I could repay this Prosper loan, as it amounts to the same payment I am currently making on these cards.This is my second Prosper loan; the first one I had I paid off a year early!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.23%	Starting borrower rate/APR:	7.23% / 9.30%	Starting monthly payment:	$309.82

Auction yield range:	6.23% - 6.23%	Estimated loss impact:	5.08%
Lender servicing fee:	1.00%	Estimated return:	1.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1981	Debt/Income ratio:	30%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$169,638	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	margothaliday	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	740-760 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
2nd tm borrower--paying off hi % cc
Purpose of loan:
This loan will be used to pay off a couple of high interest department store cards?

My financial situation:
I am a good candidate for this loan because this is my second propser loan (I paid the first off early) and I have a relatively secure job (and employment contract through 2013) and I'm an Army brat who'd sooner die than renege on a promise!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,750.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$504.02

Auction yield range:	8.23% - 18.00%	Estimated loss impact:	7.42%
Lender servicing fee:	1.00%	Estimated return:	10.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1989	Debt/Income ratio:	17%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$273,853	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Debt-Free-in-Three	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This Loan will be used to eliminate a 401K loan that will reorganize my debt.? This Loan will?will be enough to pay off this loan plus a few credit card balances.. This plan has the best cash flow impact and will help me reorganize my debt!

My financial situation:
I am a great candidate for this loan! I have a long standing strong credit history and do not fall behind on my bills.? This will help me control expense with a fixed predictable payment and eliminate high interest credit card payments monthly!? This will enable me attain my goal of becoming debt free over the next few years!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$82.30

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1990	Debt/Income ratio:	37%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,533	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bwight	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$1,674.89	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off Credit Cards
Purpose of loan:
Pay off 5 low balance credit cards?with high interest rates, I?ve been making larger than required payments on all of them but it?s slow going to get the balances down and pay them off. This loan will help me to get them paid off and lower the over all interest rate.

My financial situation:
I have always been very?responsible about my bill paying practices. My payments are made on time. I am an IT technician for a great company?in San Diego, I have a small?home based business?that brings in an extra $1200.00 or so per month. I own my car free and clear. I am a home owner and have never been late on my payments.

Monthly net income:?
IT Job pays Net:?$2500.00?
Home business:? $1200.00?(This and my rntl income are not figured into my DTI ratio on prosper)
Rntl Roommate:?$1000.00
Total income??????$4700.00

I have investments that are doing pretty good, but they have steep penalties for early withdrawals, as they are all part of retirement funds.

Monthly expenses:?
Housing: $ 1800.00??
Insurance: $ 330.00 (includes business, car, home?owners, life)??
Car expenses: $ 200 (Gas only - No carpayment)??
Utilities: $ 400 (Electricity,?Natural Gas, Highspeed Internet, cable TV, Phone)??
Food, entertainment: $ 300??Clothing,
household expenses $ 200??
Credit cards and other loans: $ 780.??
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$285.64

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1991	Debt/Income ratio:	36%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,771	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	witty-camaraderi	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Payoff credit cards that were used for my son's hospital bills and necessary home and auto repairs.

My financial situation:
I am a good candidate for this loan because? I always pay my debts. I have a great job that I enjoy and it pays well. My wife also works and contributes to our household obligations. I intend to get a second job so that I can pay our debts off sooner.

Monthly net income: $ 3100

Monthly expenses: $ 2600
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	0 / 0	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	silver-pumpkin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Middle Class All American Family
Purpose of loan:
This loan will be used to help a middle-class family catch-up on bills, stay afloat.
We?have fallen behind on utility bills,?want to eliminate?late fees,?remain current. I don't have to tell you what poor shape the nation's economy is in.
We did debt consolidation for our credit cards, cut them up (literally). Banks won't give personal loans anymore unless your credit is absolutely perfect. Chase (who, we the people, bailed out) has stopped giving personal loans entirely.
I will be married 18 years in October, we had difficulty having children, we now have 2 beautiful girls ages 2 and 4. Our 4 year old is starting school in September, need supplies, clothes.
We just need this extra money to get back in shape, it?s tough out there.

My financial situation:
I am a good candidate for this loan because my husband is a hard working Civil Servant (21 years on the job). I do some babysitting here and there for neighbors, friends. We are honest people; own our own home (6 years). Both born and raised and still live in the Bronx.

Monthly net income: $ 4000

Monthly expenses:
Housing: $ 2000??
Insurance: $ 100??
Car expenses: $ 50??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 300??
Clothing, household expenses $ 50??
Credit cards and other loans: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1989	Debt/Income ratio:	38%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,236	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gold-excellency	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Expences
Purpose of loan:
This loan will be used to? pay medical expences while waiting for Social Security Disability.

My financial situation:
I am a good candidate for this loan because? all of my current accounts are in good standing.? I always pay on time.

Monthly net income: $ 1573

Monthly expenses: $
??Housing: $
??Insurance: $ 80
??Car expenses: $?
??Utilities: $?150
??Phone, cable, internet: $?130
??Food, entertainment: $?200
??Clothing, household expenses $?50
??Credit cards and other loans: $ 760
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	11.23% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1997	Debt/Income ratio:	38%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,847	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kblast	Borrower's state:	NewYork	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 9% )	560-580 (Aug-2008) 540-560 (Jul-2008) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Fast growing business
Purpose of loan:
Pay off high rate credit card balances.?
My financial situation:
I have my own financial services business, have just finished?second year.? Revenue is growing 15-20% per quarter.? Looking to consolidate high interest credit card balances in order to?increase cash flow for investment in business.? I have no housing payments?and?low personal?expenses, I am putting?all of my time, money, and energy into growing my business for the next several years.
Monthly net income: $ 2800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 92
??Car expenses: $?0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $?150
??Clothing, household expenses $?50
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$440.40

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1999	Debt/Income ratio:	26%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,180	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hard-working-greenback	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Eliminate Credit Card Debt
Purpose of loan:

This loan will allow me to fully eliminate all of the current credit card debt incurred?by getting married and having our first child.? We have been well on our way but?we would like to?put and end date of 3 years or less to get get this debt fully paid off.? Hopefully less :)?????

By the time I get this loan paid off I can then send my wife to college to begin her career in beauty school.? Another reason to use Prosper....

My financial situation:

I've been employeed with the same company for over 10 years in a very promising career.? I make enough to pay all the bills and pay off my debt but would just like to get an end in sight.? I make over $70,000 a year and own a home.? I am finacially accountable and extremely reliable.? I have never been late on a payment or unable to may any payment I have committed too.

Please consider this loan to help a family find a end to credit card debt and start out fresh again!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$345.25

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1995	Debt/Income ratio:	77%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,835	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elevated-revenue	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ready to buy a new car!
Purpose of loan:
This loan will be used to?
Buy a used car.? My son helped me find a dodge caravan in good condition with low miles for $10,000 ...and it's a private party purchase so we save on sales taxes. He also told me about Prosper so we're going to support it instead of a traditional car loan.

My financial situation:
I am a good candidate for this loan because?

Overall credit history is good and I pay my bills.? Two bad points on my credit are from:
1. My husband filed bankruptcy about 6 years ago and it showed up as a negative on my credit due to a couple shared credit cards
2. I had one recent account with Wells Fargo that wasn't managed well...admittedly my fault because I let my husband pay the bills for me.? That has since been paid off and from now on I'm the one managing the bill payments.

Additionally I started getting Social Security payments a few months ago so that is providing an additional $700 per month in guaranteed income.? On top of that I receive from 300-1000 in additional monthly income from our family business.? My husband and my son pay for the mortgage so I only have to pay for the car loan and other credit card payments, which total:

Monthly Income of at least 1000:
700 -SS
300 (up to 1000 depending on business) other

Monthly bills approximately 600:
Car Note: ~300
Other credit card bills monthly: ~300

Additionally I have about $3000 savings I keep as a buffer...
Thank you for your support!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	34%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,048	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Jessica260	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$1,399.32	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Single Mom needs car repairs
Purpose of loan:
This loan will be used to repair my car.??There is an?electrical problem which I have recently found out is very expensive to fix!!

My financial situation:
I am a good candidate for this loan because I will not default on any agreed payments.? I currently have a loan with Prosper and have never defaulted or missed any payments since opened (April '08)
Monthly net income: $ 2,740

Monthly expenses: $ 2,100
??Housing: $ 875
??Insurance: $?
??Car expenses: $ 300
??Utilities: $ 70
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2008	Debt/Income ratio:	16%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$755	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	scientist1	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for books and school
I'll be starting my second year in college in September, and need to get a loan to pay for books and tuition.
I work at Anderson Ford full time as a detailer and in the internet sales department, making a minimum of $1600/month upto $3,000/month.
I do not have any expenses that HAVE to be made aside from car insurance ($120/month).
I still live at home with my parents while Im in college to not have to pay for housing.
I always pay my bills on time, and always try to have a reserve for emergency situations.
I have had a few credit cards and a car loan for my 2000 BMW 328i.
Thank you very much for considering me for a loan, help is GREATLY appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$254.83

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1983	Debt/Income ratio:	21%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	43	Length of status:	9y 8m
Amount delinquent:	$1,204	Revolving credit balance:	$4,931	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	51	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	freefallin13k	Borrower's state:	Texas	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	31 ( 100% )	660-680 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2008) 620-640 (Jun-2008) 620-640 (May-2008) 600-620 (Feb-2008)
Principal balance:	$4,338.81	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Assist my daughter with College
Purpose of loan:
This loan will be used to? Pay for tuition, and settle a couple old debts????

My financial situation:
I am a good candidate for this loan because?
I have had 2 prosper loans and have never missed a payment or been delinquent.? There is a delinquency currently showing on my credit, this is a loan that I co-signed and the primary borrower is making every attempt to bring it current, and I have started contributing to help make the payments to assist in bringing it current.? However, the primary borrower has informed me that she will receive a bonus at the end of September which will be used to bring it current.

I have 2 items on my credit history that are very aged that were the result of a separation.? +5 years.? I have made settlement offers on these items and will use app $2k of this loan to settle the old items.?

Additionally, my daughters tuition is $1100 for the semester, with estimation that books will cost app $600 and incidentals will be app. $400.

Additionally, the remaining balance of the loan will be used to do some improvements around the house.?

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?300
??Car expenses: $ 1000
??Utilities: $ 350
??Phone, cable, internet: $?300
??Food, entertainment: $ 300
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 250
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	13%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$249,703	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	openness-walnut	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest debt
Purpose of loan:
This loan will be used to pay down higher interest debt?

My financial situation:
I am a good candidate for this loan because I have stable two family income household (over 700k) and I have exhibited responsible paymnet history with all credit accounts.

Monthly net income:?

Monthly expenses: $
??Housing: $ 2500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	11.23% - 21.00%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1990	Debt/Income ratio:	24%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,745	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JohnyQuest	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	780-800 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
My son, car and college
Purpose of loan: My son for college and car, he has finished junior college now 2 years in University, Trying to get his credit score up and we have paid junior college with our money saved alot.
This loan will be used to? school classes.

My financial situation: I went through a divorce on July 24, 2008. gave wife house and my lawyer screwed up paper work on house. By feb, 2009 got notice that house was in foreclosure. To late at time had no money to get out so EX-wife got me back I suppose. Well went from AA rating to E 820 score to 677 score I got burned.
I am a good candidate for this loan because? I pay all bill on time last 25 years.

Monthly net income: $ 4000

Monthly expenses: $ 1300
??Housing: $ 0
??Insurance: $ 50
??Car expenses: $ 315
??Utilities: $ 0
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1977	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$19,557	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	straightjob	Borrower's state:	NewJersey	Borrower's group:	All In The Family
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off higher interst loans
Purpose of loan:
This loan will be used to? pay off a higher interest loan

My financial situation:
I am a good candidate for this loan because? ive never missed a payment on anything and have a secure job in a family owned buisness

Monthly net income: $ 4920

Monthly expenses: $
??Housing: $?1800.00
Car expenses: $ 0? work pays for my car thats an aditional 5628.00?? per year i do not have to pay?
??Utilities: $?45.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 600.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$237.70

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1985	Debt/Income ratio:	113%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$51,903	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	runway3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd car
Purpose of loan:
This loan will be used to?buy?2nd car?????????

My financial situation:
I am a good candidate for this loan because? I am responsible and pay on time

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 750.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.10%	Starting borrower rate/APR:	28.10% / 30.45%	Starting monthly payment:	$144.96

Auction yield range:	11.23% - 27.10%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	43%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	michi31	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 560-580 (Dec-2007) 640-660 (Apr-2007)
Principal balance:	$284.18	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off cards from wedding
Purpose of loan:
Pay off some of the high interest cards I have (i.e. Gap, Kay Jewelers, PayPal, etc.).? Most of these I used for wedding expenses (exception of Gap) that I want to bring down.

My financial situation:
I am a good candidate for this loan because I have always been on time with all my Prosper payments from my first loan.? I have also been on time with the current cards/loans I have open.? I have more activity on my score report due to opening an account with BillMe Later, PayPal, and buying a new car.? The cards with a high credit belong to my mother, which I am an authorized user on and help her pay, as well.

Monthly net income: $ 1920

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 160
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2000	Debt/Income ratio:	34%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,311	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	landers718	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008)
Principal balance:	$10,862.63	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Let Me Pay You - 2nd Prosper Loan
Purpose of loan:
This loan will be used to repay my mom.? She had lent me some money to help my girlfriend move back to the area, but she needs the money sooner than thought.? The rest will be put towards a credit card account I closed but still have an outstanding balance.?

My financial situation:
I am a good candidate for this loan because I am a previous prosper borrower that hasn't been late once.? I always pay my bills on time.? I checked with a loan on my car title and the interest is 36% so I am going to start at 35% here for extra juice and see if it gets bid down.?
Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 80
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 15.13%	Starting monthly payment:	$212.24

Auction yield range:	8.23% - 11.99%	Estimated loss impact:	6.76%
Lender servicing fee:	1.00%	Estimated return:	5.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1988	Debt/Income ratio:	13%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$22,945	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Freon	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No More American Express!
I'm just a guy in Chicago working in Trade Show Productions.? I've developed my career enough that I'm paying off my early 20's worth of fun.?
I have $5700 on my American Express and want to fix the interest and get it paid off! Not to mention they have started playing games with my account's fixed interest rate and credit limit. I'm starting the bid at what their current interest was changed to. I want to have a fixed payment and my interest to no longer go to a big corporation. My intention is to pay more then the minimun whenever I have extra overtime and see this disappear. The extra $500 is to cover prosper fees and if there's anything left it'll go back on the loan after the card's paid off.

My financial situation:
I'm pulling in $3K a month before extra overtime, and there has been a lot lately.
I've never missed a payment and the only thing lowering my rating is AMEX lowering my available credit.
Rent is $400+$50 for utilities in a 3 bedroom that I have 2 roommates.
I have 2 other credit cards at 2.9% and 5.9% that I'll start paying more then the minimum after this debt is paid off, but they are fixed for life at this rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2005	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,640	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tadroja	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$5,059.34	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay of my credit cards so that i can cancel a couple of them?

My financial situation:
my financial situation is stable. I made the typical error that most young adults make. I used my credit cards in excess and now have a revolving debt. I have a total of?3 cards with revolving balances on them. Most of my cards have a very high interest rate so my monthly credit card payments go more to paying off the interest rate than it does to pay my actual debt. This loan will help me consolidate my debt and allow me to cancel a couple of my unnecessary credit cards. I currently live with my parents so most of my expenses are covered by them. After all expenses I am let with more than enough money to cover my loan payments. With all the credit cards I have I was only late on one do to an error on my behalf. I entered the wrong bank routing number for my account. this situation was rectified and I have not been late on any additional payments
Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 300
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$202.16

Auction yield range:	4.23% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	25%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,069	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	supamamaof3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 60% )	760-780 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	4 ( 40% )	700-720 (Sep-2008)
Principal balance:	$7,711.59	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying Off Debt
Purpose of loan:
This loan will be used to pay off my last credit card. I've already paid down 3,000 on my other Prosper loan which is more than I've been able to pay down on my credit card with it's continuous interest increases. I would like to be credit card debt free and this is the last one in order to do so.

My financial situation:
I am a good candidate for this loan because I very good at paying my bills on time. I think I've been late on like 4 payments my whole life and that was because I lost the envelope with the check in it.. I'm able to make my credit card payments now but would LOVE to be able to know when this credit card bill will be paid off. My other Prosper?loan I know the exact date?I will have that paid off, credit cards I can't tell.?I am a Purchasing Agent for a very well known Curtain Wall Company. I love my job and will be here until I retire. They are very family oriented which works perfect for me.?I'm a very dependable, reliable and determinded person. That being said shows my drive to pay off my debt and be once again credit card debt free which I was prior to the emergencies that came up I was. I hate being in debt and would love some help to get out. Thanks for the assistance...

Monthly net income: $ 4,216.92

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 101.00
??Car expenses: $?337.79 car?payment
??Utilities: $ 100.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $
??Credit cards and other loans: $??820.00 this includes my other prosper loan and the credit card that will?be paid off with this loan
??Other expenses: $ 200.00 kids daycare?once a week

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1981	Debt/Income ratio:	20%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,968	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enriching-treasure	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase existing business
Purpose of loan:
This loan will be used to?purchase an existing car and limo service which has been operating for about 10 yrs.Owner is looking to retire. business is currently generating a positive cash flow and once we purchase business we will increase the sales.?

My financial situation:
I am a good candidate for this loan because?I currently own a successful business which has been in existence for over 10 yrs and have a credit score over 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$145.07

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1995	Debt/Income ratio:	22%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	1y 0m
Amount delinquent:	$281	Revolving credit balance:	$3,095	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	nmag49	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to consolidate my expenses
Purpose of loan:
This loan will be used to? Pay off all bills, and??maintain only one monthly bill.

My financial situation:
I am a good candidate for this loan because? I always pay my loans on time. I have a full time job, as a social worker. I only need the loan, so I can only have one monthly bill not 7. I just finished school so I have different student loans coming in at once.

Monthly net income: $ 38000

Monthly expenses: $
??Housing: $ 500 m
??Insurance: $ 160 y
??Car expenses: $ 250 m
??Utilities: $ 150 m
??Phone, cable, internet: $ 117 m
??Food, entertainment: $ 200 m
??Clothing, household expenses $ 60 m
??Credit cards and other loans: $
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,650.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$204.26

Auction yield range:	14.23% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	40%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,613	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fund-conservationist	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off two credit cards.

My financial situation:
I am a good candidate for this loan because I pay my bills responsibly and honor my obligations. I have been paying the credit card company $350-$400 per month for the last several years, and I would prefer these fixed monthly payments. In my professional life, I am the Finance Manager for a nonprofit private school with a budget over a million dollars and I have successfully managed the day- to-day financial obligations of the school for more than five years. I supplement my full time salary by occasionally working for several small business owners doing bookkeeping and tax work, usually every other month with more in March and April.

Monthly net income: $2,750 to $2,900

Monthly expenses: $2,600-2,650
??Housing: $1,000, including utilities
??Insurance: $60
??Car loan and fuel: $300
??Phone, internet: $65
??Food, entertainment: $650-700
??Credit cards and student loan: $525 Thank you for considering me as a borrower. I appreciate your time and attention!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1997	Debt/Income ratio:	98%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	28 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$34,006	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brianbuyshomes	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 640-660 (Jan-2008)
Principal balance:	$4,789.11	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
brian buyes houses
Purpose of loan:
This loan will be used to? fix up a house to be used as a rental property

My financial situation:
I am a good candidate for this loan because? i have a prosper loan and have never been late i will pay off that loan when i get this one

Monthly net income: $ 5700

Monthly expenses: $
??Housing: $ 200
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 145
??Credit cards and other loans: $ 1900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	10%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	7	Total credit lines:	49	Length of status:	11y 6m
Amount delinquent:	$2,666	Revolving credit balance:	$280	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kellermajk	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) 640-660 (Nov-2007) 580-600 (Apr-2007)
Principal balance:	$1,685.57	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
need new windows for my house
Purpose of loan:
This loan will be used to? make repairs to my home by adding new windows

My financial situation:
I am a good candidate for this loan because? after an injury on the police department I worked at I was forced to retire. Monthly net income: $ 3500

Monthly expenses: $ 1095
??Housing: $ 550
??Insurance: $ 75
??Car expenses: $ 65
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $?80??Clothing, household expenses $
??Credit cards and other loans: $?150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1989	Debt/Income ratio:	129%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	20y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,067	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-capital-oyster	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST CARD
Purpose of loan:
This loan will be used to?consolidate a very high interest loan

My financial situation:
I am a good candidate for this loan because?I have been employed at my job for over 20 years. Dedicated employee without any disciplinary issues

Monthly net income: $

Monthly expenses: $
??Housing: $757
??Insurance: $43
??Car expenses: $75
??Utilities: $125
??Phone, cable, internet: $100
??Food, entertainment: $340
??Clothing, household expenses $50
??Credit cards and other loans: $
??Other expenses: $1892
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$106.13

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,729	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	MyOwnBusinessU	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	600-620 (Oct-2008) 620-640 (Sep-2007) 660-680 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying Off Bills
Purpose of loan:???? I need the loan to help pay off bills.

My financial situation:
I am self employed and have four people working for me. I will have no problem paying this loan.?This will be?my second loan with prosper. Thanks

Monthly net income: $ 2,400.00

Monthly expenses: $
??Housing: $ 938.82
??Insurance: $ 80.00
??Car expenses: $ 320.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 30.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,679	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-integrity-powerplant	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off unexpected Bills
Purpose of loan:
This loan will be used to? I'll be using a portion to get books for night class and other unexpected expenses????

My financial situation:
I am a good candidate for this loan because? I'm currently at the start of my third year in a five year apprenticeship program for IBEW Local 95. I was top of my class first two years. I use a combination of On-the-job training donating plasma and renting out a room in my house to pay my bills. At the end of each school year and completion of 1500 hrs of OJT I recieve approxiamately $2 an hour raise. I've recieved $5 since the start of the program. I'm currently sitting number 2 on lay off books and should be going back to work in next week or two.

Monthly net income: $ 2636.40 working or $1473.30 unemployed plus additional $240 for plasma donations and additional $400 in rent income

Monthly expenses: $
??Housing: $ 704?per month???
??Insurance: $?67 per?mnth
??Car expenses: $ 0
??Utilities: $ 200 per month
??Phone, cable, internet: $ 80 cell phone only
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 443
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	17.23% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,328	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	theelectriccheetah	Borrower's state:	Michigan	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a fence for my 3 dachshunds!
Purpose of loan:
This loan will be used to install a fence around the backyard of my new house.I just purchased my first house, a beautiful 1920s Dutch Colonial, and the one thing it is lacking is a fenced-in backyard for my three miniature dachshunds.
My financial situation:
I am a good candidate for this loan because it has taken me a long time to get my credit history in order, but I finally cleaned it up and I am proud of that!After many years, I was finally able to buy a house, and I do not want to do anything to jeopardize my credit score.

Monthly net income: $ 4,000

Monthly expenses: $ 1,340
??Housing: $ 600
??Insurance: $ 65
??Car expenses: $ 35
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 50
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2004	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,168	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	power-fortress8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing business needs capital
Purpose of loan:
This loan will be used to supplement the cash reserves of a temporary staffing and commercial / residental concierge business. We service large property developers and have signed some of the top firms in our market. Company - www.helpsosinternational.com?

My financial situation:
I am a good candidate for this loan because my credit file is perfect. My lower credit score reflects a recent car purchase and a balance on low-balance credit cards I've had since college, which I intend to pay off this month. Every open credit file is A-1 Never late.

Monthly net income: $5000 + profits from the business which I expect to be approximately $15-20K by October based on the current client list.

Monthly expenses: $
??Housing: $1100
??Insurance: $180
??Car expenses: $550
??Utilities: $50
??Phone, cable, internet: $60
??Food, entertainment: $ 180
??Clothing, household expenses $50
??Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$198.09

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	26%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	14 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$886	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	powerful-compassion9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and save
Purpose of loan:
Pay off remaining debt and put some money aside for emergencies.

My financial situation:
I am a good candidate for this loan because I have a good job and I have 2 master's degrees.

Monthly net income: $ 5000

Monthly expenses: $ 2000
??Housing: $ 965
??Insurance: $
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 185
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$435.21

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	13y 2m
Amount delinquent:	$1,386	Revolving credit balance:	$1,524	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dollar-crusader8	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
initial cost of equipment
Purpose of loan:
This loan will be used to buy the initial cost of the Sandwich Cart and cost of supply?

My financial situation:
I am a good candidate for this loan?

Monthly net income: $
7,500
Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 80
??Car expenses: $600
??Utilities: $0
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $100?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$320.58

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	47%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$22,441	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gardenia11	Borrower's state:	Hawaii	Borrower's group:	Malama Ohana
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$3,923.82	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Island borrower to refi credit card
Aloha and thank you for considering my loan listing.

Purpose of Loan:

I am requesting an $8,000 Prosper loan to refinance high interest credit card debt.

About me/my income:

This would be my second Prosper loan. Since April 2008, I have been an active lender &?borrower, and on time with all payments to my Prosper lenders, establishing myself as a solid borrower.?

My Rating Drop.? Since my first listing in Apr '08, my Prosper grade has dropped to a "D" (from a previous "B") and my credit rating has dropped <20 points.? While I do not know how these statistics are calculated, here are some financial events that have occurred over the year:?

* My income increased significantly this year (more than 20%);
* I paid off two credit cards (which had been carrying balances for over 2 years) and have not been using them since;
* I opened two department store credit cards (for the discount) which were paid off immediately.

I am a full-time municipal employee, working for the government since December 2006. Prior to that, I was in graduate school until December 2005.? I also have a steady income doing freelance work; I've been building this business since 2006.?

Overall, paying off my credit card debt accumulated during grad school is a top priority for me. This Prosper loan would certainly help me do that more quickly, as I am only paying the minimum on most of my cards.? This loan would completely pay off one card, and pay ~1/3 of another.

I have a balance of approximately $33,000 over three cards, the majority (65%) of which was incurred for medical reasons. Both of my parents were each hospitalized (thankfully, not at the same time), and checks from the credit cards were used to pay their bills as I was in grad school at the time.? The remainder of my balance was incurred during and after school while seeking steady employment.

Thank you for taking the time to review my listing.

Monthly Budget:

Monthly Net Income:? $4800
Monthly Expenses:? $2330
Monthly Debt Payments: $2017
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.98%	Starting borrower rate/APR:	22.98% / 25.26%	Starting monthly payment:	$193.50

Auction yield range:	8.23% - 21.98%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	56	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,991	Occupation:	Attorney
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	newaptsobe1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	760-780 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	720-740 (Jan-2008)
Principal balance:	$1,621.93	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Working capital for law firm
Purpose of loan:
This loan will be used for working capital for my 100% owned law firm.? Started in October of 2008, my firm has experienced steady growth in foreclosure defense and commercial litigation.? I would use the funds for filing a number of contingency cases, including personal injury and deceptive trade practices claims.? These cases usually require the hiring of an expert to testify on the behalf of the client.? Unless a law firm can fund these costs, it must refer the case away or agree to partner up with a bigger firm, giving up much of the profit in the case.?

My financial situation:
I am a good candidate for this loan because I have steady cash flow and have been able to expand along with the needs of my clients.? The law practice is grossing approximately $9,000.00 per month. I also have a separate accounting practice grosses $3,000.00 per month.? My law firm is currently handling almost 100 foreclosure cases and twenty loan modification cases.? We are adding two to three foreclosure cases and one loan modification case per week.? I have four part time employees assisting me with this caseload.? I also serve as general counsel for three small to medium sized businesses.? In addition to being a fully licensed attorney, I am a fully licensed certified public accountant and financial adviser.? The accounting practice focuses on taxation and, to a lesser extent, reviews and audits for condominium associations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$144.76

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2003	Debt/Income ratio:	37%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	22 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,252	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skramer221	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 3% )	620-640 (Oct-2006)
Principal balance:	$330.82	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Aiming to Purchase 1st Home
I currently have received a promotion with my job which is helping me pay off more of my debt, but I still need some help. This loan will be used to?help pay off revolving credit that has been acquired during my attendance to college.?I have also,?just recently had?to have eye surgery which adds to my financial responsabilites.?I aim to?be purchasing a house in the future and need to improve my?financial situation now.?

My pervious prosper loan?payments are being completed next month, earlier than agreed upon in the promissary note. The revolving credit of $12,000 will be?signifcantly decreased. I did notice that on my last credit protection report last month my score was 640. The?score listed of 600-620 is slightly?skewed. This loan is being used to lower all open and revolving credit in order to higher my credit score.

Monthly net income: $2,320

Monthly expenses: $ 2030
??Housing: $ 600
??Insurance: $ 30
? Car expenses: $ 100
? Utilities: $ 150
? Phone, cable, internet: $ 100
? Food, entertainment: $ 400
? Credit cards and other loans: $?650

NOTE: I have recently withdrawn a previous loan requests for this amount, becuase I felt that I did not properly explain my situation and need for assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1979	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,168	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	currency-bear5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sewer and foundation repairs
Purpose of loan:
This loan will be used to perform emergency repairs to my sewer line, and to repair my house's foundation, which is damaged due to ground settling.

My financial situation:
I am a good candidate for this loan because I pay my bills on-time, and am conscientious about my obligations. I will pay this loan according to the contract terms.

Monthly net income: $ 4900

Monthly expenses: $
??Housing: $ 1090
??Insurance: $ 300
??Car expenses: $ 350 ????
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 50 ????
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.27%	Starting borrower rate/APR:	21.27% / 23.52%	Starting monthly payment:	$75.63

Auction yield range:	8.23% - 20.27%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1988	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,975	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stevwill	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008) 580-600 (Feb-2008)
Principal balance:	$1,588.64	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
new gutters and paint!!!
Purpose of loan:
This loan will be used to? paint and repair gutters on my house

My financial situation:
I am a good candidate for this loan because? i have paid off over half of my first prosper loan with no missed or late payments. its' hard to get a loan now if you don't have great credit.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 501
??Insurance: $ 170
??Car expenses: $ 305
??Utilities: $ 120
??Phone, cable, internet: $ 30
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 460
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	21 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	52	Length of status:	30y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,956	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	enchanted-greenback	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to consolidate not a HR
Purpose of loan:
This loan will be used to consolidate credit card loans obtained during college. I am a recent graduate of nursing school with a Bachelor of nursing degree.I had to use credits cards because I did not qualify for students grants so I paid for my college myself and frankly it tapped out funds.? Prosper has rated me a HR because my credit score is 671, just shy of a good score of 680.00

My financial situation:
I am a good candidate for this loan because I just started my first job as a registered nurse at $58,760 additional income. I also own 2 businesses that net 26,000 K a year. My husband grosses 68K per year.? I will have no problem repaying this loan

Monthly net income: $ 5662 me, husband $4666

Monthly expenses: $
? Business:$1340.00
??Car expenses: $ 192.00
?Clothing, household expenses $ 300
??Credit cards and other loans: $ 980.00
My husband cover mortgage and all other household expenses

A nurse must possess characteristics that include honesty and integrity which I have. Please have faith in my integrity as a nurse and a successful business owner? and fund this loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$65.84

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2001	Debt/Income ratio:	19%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	observatory	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Emergency
Purpose of loan:
This loan will be used to? pay off my medical bills as well as help pay for my surgery.

My financial situation:
I am a good candidate for this loan because?i am a responsible individual and i make my payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jhumm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$9,920.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 620-640 (Jun-2007)
Principal balance:	$4,325.12	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying Off Car and Family Debt
Purpose of loan:
This loan will be used to pay off my 1993 Ford Mustang GT and?two other family personal loans due to unexpected circumstances.

My financial situation:
I am a good candidate for this loan because I am active duty miltary and get a pay check no matter what every 1st and 15th. I recieved a promotion in rank (E-5)?in February of this year and added a $300 increase to my income, not to mention; tax time is just around the corner again. In return I can throw all of that money right back here. I'm never late on any of my payments and the only reason why I am a D credit rating is thanks to lendingtree.com My wife and I was looking to buy a house and lendingtree.com had over 20 inquiries pulled. That's garbage I know, but stuff happens.

Monthly net income: $ 3127.63

Monthly expenses: $
??Housing: $ 0 (live in military housing)
??Insurance: $?102 (includes $400,000 life insurance and full coverage vehicle insurance)
??Car expenses: $ 600?(this includes my wifes car payment)
??Utilities: $ 0 (live in military housing)
??Phone, cable, internet: $?150
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 5120
??Other expenses: $ 60 monthly gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2005	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$764	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	new-sorcerer	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Paying off debt
Purpose of loan:
We have a roof that severely needs repaired.

My financial situation:
I am a good candidate for this loan because?we have a?good history of paying?off?our debts, our credit is less than stellar because of?a high amount of credit card debt.?Our financial outlook is good, and we both work very stable jobs for the government. We have never defaulted on a debt and all of our accounts are in good standing. We plan to use this loan to repair our roof.

Monthly net income: $ 3000/month is my single income, 6000/month for us as a family. We are both employed for the state government, in the Department of Corrections.

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 175
??Car expenses: $ 510?
??Utilities: $?300
??Phone, cable, internet: $150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 100-200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$290.32

Auction yield range:	17.23% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	62%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$33,244	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lisameow	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jan-2008) 640-660 (Oct-2007)
Principal balance:	$4,975.08	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
The Taxman wants to get paid!
This loan will be used to pay for property taxes on a rental property. Monthly rent is $3000/month. I've invensted in Prosper myself (current amount is over $5K).

I'm a good candidate for this loan because I've been current on my obligations for over 7 years. Before this, I was late many times due to job loss and a move, but eventually everyone was paid what was owed.?I am current on my other loan w/Prosper for over 17 months.

I cannot include my husband's income (over $500,000/year on tax returns).? We are in the process of paying off other debts (credit cards, auto loans and mortgage) with our savings.

I have one other investment property which brings in $1275/month.? I am a Gold Power Seller on eBay and make an average of $1000-$1500/month in profits.? Finally, I am involved with a company called Ignite, that is partnered with Stream Energy.? This part of my income stream grows every month, but I usually make $400/month, at least.? For verification, I can send any interested person my website.

I try very hard to take care of my obligations. I will stop at nothing to make sure this loan is paid.?

Monthly net income: $3775 (on average)

Housing: $2200 (husband pays)
Insurance: $500 (husband pays)
Car: $500 (husband pays)
Utilities: $600 (husband pay)
Phone, cable, internet: $100
misc: $250
credit cards: $700 (including $350 Prosper payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$229.14

Auction yield range:	17.23% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1992	Debt/Income ratio:	16%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$29,651	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-community	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$280.51

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	27%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Social Worker
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gentle-trade	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday loans
Purpose of loan:
This loan will be used to pay off high interest loans that I took out to help my family.

My financial situation:
I am a good candidate for this loan because I have learned how to budget money despite some mistakes in my past (a bankruptcy).? I have late payments in the past because I was trying to sell a house and the lender recomeded that I stop making payments so that I could?qualify for a short sale.?Looking back this may not have been the best course of action as it eventually led to my bankruptcy filing.

I am a very responsible?person and?I? am very careful with my financial decisons.? I was unable to qualify for a tradtional loan due to the bankruptcy and that is why I turned to the pay day loans.? I have a great job and good steady income.? I am able to make monthly payments if someone could give me a chance.?

Monthly net income: $ 3778

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 250
??Car expenses: $ 309
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 630 (payday loan payments)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1984	Debt/Income ratio:	11%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,394	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	organized-durability	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Design to Sell!
Purpose of loan:
Kitchen and Bath remodel.??Our 21 year old home needs some more cosmetic upgrades to help facilitate a profitable sale.? We've already painted thoughout, installed some Laminate flooring and completely relandscaped the yard.? We need some additional fundng to complete the Kitchen and Bath upgrades.
My financial situation:
I am a good candidate for this loan because I take pride in my things.? My home is well taken care of but is starting to show it's age.? I have steady employment with a company I've been with over six years, holding several design and management positions.? In 2008 I actually relocated to South Florida with my company and now need to make the best sale possible on our home in Michigan.? I have no problem making monthy payments but need an infusion of cash to purchase materials.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 875.00
??Car expenses: $ 125.00
??Utilities: $?65.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 250.00
??Credit cards and other loans: $ 350.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	2y 1m
Amount delinquent:	$150	Revolving credit balance:	$333	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	loan-blanket	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Save my family $1200 per month.
Purpose of loan:
This loan will be used to? overcome negative equity in a vehicle up for sale and pay off the remaining balance due on the other.? Our family does not require two vehicles.
My financial situation:
I am a good candidate for this loan because I am able to pay my bills monthly at this time.? This loan will free up debt and help my family save money for the future.? We have a very small amount due on credit card and very little other debt.? We do have student loans at this time that are not due until 2011.??We are a good candidate to pay off this loan with ease.?

Monthly?Net income: Around $3000.00

Monthly expenses: $
??Housing: $ 925.00
??Insurance: $ 250.00
??Car expenses: $ 895.00
??Utilities: $ 150.00
??Phone, cable, internet: $?150.00
??Food, entertainment:?Wife pays for food etc.? This expense does not come from my income.
??Clothing, household expenses? None.
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,990.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$472.88

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	-2.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2001	Debt/Income ratio:	17%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,272	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	guga0001	Borrower's state:	California	Borrower's group:	Bay Area Techies
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$13,999.00	< mo. late:	0 ( 0% )	640-660 (May-2007) 500-520 (Jul-2006)
Principal balance:	$3,246.97	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Paying Off Debit and Start Over.
Two years ago, you generously funded my second loan for a $9999.00 ? I?m very grateful and thank you for trusting in me again.? Those funds enabled me to resolve some financial issues. I paid back my first Prosper loan in last than a year and I'm more then half way done paying my second loan without never been late. Hopefully, both loans proved my credit worthiness to this group.?? In the past two years the economy got worst again and I found myself using my credit cards more than what I want. I would like to get another loan with a better rate so I can payoff the remaining balance on my first loan ($3246.97) and with the remaining amount I want to pay off all my credit cards to a ZERO balance. I am a very responsible person who had a rough couple years in the past. ?Here is some information about me. I?m a 38-year-old Telecommunications/Network Engineer for an ISP company in the Bay Area. I work for the same company now for 9 ? years and I have 12 years of IT experience. I was first hired in Boston and soon after that offered to move to the Bay Area, not long after that the Telecom world came down everywhere but I manage to survive through re-organizations, more layoffs and a sale. Through this journey I've made some mistakes with money and have learned a lot! I'm there regarding I don?t have anymore negative on my credit thanks to Prosper and you guys, but I do have some balances on credit cards that I would like to clear and make one monthly payment. I know I can do this but a little help would be awesome. Thanks for reading!????????????????????????????????

? My financial situation:?
? Monthly net income: $ 4800.00??

Monthly expenses: $??
Housing: $ 1000.00??
Insurance: $ 235.00??
Car expenses: $ 600.00??
Utilities: $ 180.00 (PG&E and Water)??
Phone, cable, internet: $ 280.00 (Comcast and Vonage)??
Food, entertainment: $ 500.00??
Clothing, household expenses $ 100.00??
Credit cards and other loans: $ 550.00??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 24.26%	Starting monthly payment:	$45.28

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1994	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,640	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	KERRIEM	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to payoff a high interest credit card

My financial situation:
I am a good candidate for this loan because I'm willing to have payments taken right out of my bank account. Payments will be made on time. I'm willing to do a 12 month loan.

Monthly net income: $ 1900

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 78
??Car expenses: $ 0
??Utilities: $?99
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	25	Length of status:	3y 4m
Amount delinquent:	$235	Revolving credit balance:	$28,624	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unbelievable-bill	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
childs education
Purpose of loan:
This loan will be used for my child's education and for a small amount of equipment I need to grow my business.

My financial situation:
I am a good candidate for this loan because I do pay my bills I have managed to make it through tough economic times and have several contracts coming up that will definitly allow me to pay this loan.? As well as my wife has a solid job with a good income.?

Monthly net income: $ 6000.00 my wife and I after taxes.

Monthly expenses: $
??Housing: $ 850.00????????????
??Insurance: $ 85.00
??Car expenses: $
??Utilities: $ 200.00
??Phone, cable, internet: $ 126.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $?100.00????????
??Credit cards and other loans: $ 1330.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.50%	Starting borrower rate/APR:	30.50% / 32.89%	Starting monthly payment:	$128.18

Auction yield range:	8.23% - 29.50%	Estimated loss impact:	8.71%
Lender servicing fee:	1.00%	Estimated return:	20.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2006	Debt/Income ratio:	44%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$445	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MsLovie04	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of car for school
Purpose of loan:
This loan will be used to purchase a used vehicle in great condition.

In May I was involved in an accident. Someone rear ended my car. It resulted in a total loss. Work is down the road so I had no need for a car during the summer. School starts at the end of the month. I am relisting at a higher interest rate in hopes that I will get the funds necessary as soon as possible.
My financial situation:
I am a good candidate for this loan because I am a hard working individual who always pays her bills on time. I am currently working part-time at Publix while attending school for nursing at Florida Atlantic University. If I receive this loan I can assure you it will be paid back.

Monthly net income: $ 800

Monthly expenses: $ 200 as of now
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ The payments made towards this loan.
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	46	Length of status:	5y 10m
Amount delinquent:	$2,368	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparency-caballero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment loan
Purpose of loan:
I currently run a small business consulting company, where I help small businesses improve their?operations in this challenging business environment. I consult on projects relating to turnaround situations, financial analysis, marketing, revenue generation mix, expense reduction, employee training, etc. This loan will be used?to update my business software package so I can more effectively help my clients.??

My financial situation:
I am a good candidate for this loan because I have an MBA from a top program and have extensive experience running and growing small businesses. My business has very low expenses and a solid client base for new business.

Monthly net income: $ 7000?

Monthly expenses: $
??Housing: $?2000
??Insurance: $ 200
??Car expenses: $ 700
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $?300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,950.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$495.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	22y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,339	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	boulderclear	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,950.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 560-580 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008)
Principal balance:	$2,043.03	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Grow my great business + consolidat
Purpose of loan: To pay off existing debts, buy new equipment for our business and promote our additional services
My financial situation: is good but I am trying to rid the high interest credit cards
I am a good candidate for this loan because?i have built this business from $35,000 its first year to over $270,000 last year (its 5th year).? I have listed this as personal because I want no one else to assume this loan.? I will pay this off in
1/2 the time it is listed for.
I?have always paid my debts even when disabled by a achilies tendon surgury
Monthly net income: $ 7500

Monthly expenses: $ 5000
??Housing: $ 1000
??Insurance: $ 600
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 600
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.61%	Starting borrower rate/APR:	26.61% / 28.94%	Starting monthly payment:	$609.24

Auction yield range:	8.23% - 25.61%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1998	Debt/Income ratio:	7%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,514	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	sublime-peace3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restoring a 69 mustang
Purpose of loan:
This loan will be used to restore a a 1969 Ford Mustang to showroom quality.? It will be my second project of this sort and the first project yielded me 200% return on my investment and I'm thinking this one should be atleast that profitable

My financial situation:
I am a good candidate for this loan because I have excellant credit it's just that I haven't really utilized it all that much because I really haven't had to.? Secondly, my income supports such a loan and I've been very stable in a very stable industry (medical).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1996	Debt/Income ratio:	22%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,780	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fabulous-cash1	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I make sure that all my bills are paid on time. I am a very responsible person who has fallen on some hard?times but wants to pay off her bills and loans as quickly as possible

Monthly net income: $ 1450

Monthly expenses: $
??Housing: $ 100
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?600??
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.13%	Starting borrower rate/APR:	10.13% / 12.24%	Starting monthly payment:	$161.64

Auction yield range:	3.23% - 9.13%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1989	Debt/Income ratio:	30%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$71,065	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	impressive-diversification	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down debt
Purpose of loan:
This loan will be used to pay down some debt and get back on track.?

My financial situation:
I am a good candidate for this loan because?I have a good income and have never been late on any of my payments with creditors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2002	Debt/Income ratio:	29%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	1y 8m
Amount delinquent:	$357	Revolving credit balance:	$3,642	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sunny-fairness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting married, need this loan.
Purpose of loan:
This loan will be used to pay for some of the wedding expenses.

My financial situation:
I am a good candidate for this loan because I have a good job. I work as a Respiratory Therapist. I feel that I have a stable career. I have been working for the company for 2 years and they love me there. I also have a second job at a hospice for the time being while i continue to save for my wedding and get ready for married life. My credit was ruined when I was younger, since then I have worked hard to get my credit to look better. Although my credit is not how I want it to look right now, I am determined to make it go up and not down.

Monthly net income: between $2900 to $4200 depending on how many days i work on my second job.

Monthly expenses: $2500 or less
??Housing: $ 0. I live in my parents' paid off house.
??Insurance: $ 85 ???
??Car expenses: $ 450 ????
??Utilities: $ 200
??Phone, cable, internet: $? 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600 this is my student loan and other credit cards
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.90%	Starting borrower rate/APR:	24.90% / 27.20%	Starting monthly payment:	$357.36

Auction yield range:	17.23% - 23.90%	Estimated loss impact:	35.87%
Lender servicing fee:	1.00%	Estimated return:	-11.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$90,993	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	tipinpana	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	660-680 (Latest)
Principal borrowed:	$23,500.00	< mo. late:	2 ( 9% )	620-640 (Sep-2007)
Principal balance:	$11,127.05	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
BUSINESS USE!!!! EXCELLENT CREDIT!
Purpose of loan:
We recently purchased a new office building.? It is in a great location.? We?are going to use the proceeds of this loan to purchase a new back lit 5' x 10'?two sided sign with two panels.? We are running two businesses out of this office.

My financial situation:

I HAVE NEVER MISSED A LOAN PAYMENT IN MY LIFE!!!!!!

I do not know how Prosper calculates risk....but I can tell you that I have borrowed money for personal and business use many times and have always performed as promised.

The $90,000 in revolving is mostly home equity lines of credit for residential property repairs.? THEY ARE NOT CREDIT CARDS!!!

I do not have any lates with my current Prosper loan!!??It says that I?was five days late twice, however, I assure you that there was only one late payment because I?tried to?do a manual payment and the transaction did not post.?? Most of my payments have been paid before the due date.

I am a 50/50 owner in three businesses and a real estate investment LLC.? They are all three profitable.? We own a mortgage company specializing in FHA, USDA, VA, and Conventional loans.? In our area, we are still doing alot of purchases and refinances.? We also have a credit consulting company.? Last, we have a realty company.

In the last six or so months we have purchased two residential properties that we rehabbed and are renting.? We have also purchased the aformentioned office building.? We are renting one office to an attorney and the remainder is occupied by our other businesses.? A great majority of our income is derived from rent paid to the LLC.? Therefore, I am not going to show much personal income in the way of a paystub or W2.?

All businesses are cash flowing nicely, mainly because of managing our short term and long term?debt.? We have made a majority of the improvements to the office out of cash reserves, however, we are going to finance the remaining impovements in order to hold on to the remainder or our cash.

I also own two rental properties in my name personally.? They are cash flowing as well.

If you should have any questions feel free to ask.? Thank you for your consideration.
Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $?1,200
??Insurance: $?100
??Car expenses: $167
??Utilities: $?200
??Phone, cable, internet: $Paid by business
??Food, entertainment: $?400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1999	Debt/Income ratio:	16%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reward-pipeline	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying back parents
Purpose of loan:
I borrowed money from my parents and I would like to pay it back as soon as possible.

My financial situation:
I am a good candidate for this loan because? I have been at my job?for almost 3 years, I have a?very solid work history, I make more than enough to cover this monthly payment and I?have no other debt aside from a car payment.?

Monthly net income: $ 3800

Monthly expenses: $ 1747
??Housing:?1100
??Insurance:?75
??Car expenses: $ 362
??Utilities: $?120
??Phone, cable, internet: $ 90
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1992	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$59,982	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Airmail26	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvesting in prosper
Purpose of loan:
This loan will be used to reinvest in prosper as well as to make other investments.? Included in those investments will be investments in the stock market.? I have done some recent back testing and would like to test some of these investing theories with real money.? These investments will be in high quality, S&P 500 type stocks so the risk of losing money will be minimal.? However, based on the past results of this test, you can expect this loan to be paid off ahead of time giving you a chance to invest in other loans quicker than normal.? I am starting with a modest $6000 request.? This is less than 5% of my annual household salary.? Thanks for your consideration
My Financial situation:
I am a good candidate for this loan because?I have had a job my whole life and have never missed a payment in my 34 years on this planet.? My wife and I make over $120K/year and would never jeopardize our lifestyle by missing a payment.? Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	14%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	0 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stable-p2p	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying daughter's college
Purpose of loan:
This loan will be used to? Help pay my daughter's education.

My financial situation:
I am a good candidate for this loan because?although my income isn't high, I have no debts other than my phone bill.

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 30
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	30%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,743	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	a_touchof_class	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,050.00	< mo. late:	0 ( 0% )	600-620 (Oct-2006)
Principal balance:	$237.39	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
"paying for college"
I have stability.? I have worked for the same company and lived in the same apartment for over 8 years.? Although I've had issues before, i am making steps in the right direction.? I am attending the school to obtain my degree in Nursing.? Once I complete my degree I plan to be a traveling nurse.? I maintain a 3.5 GPA while taking full time courses and maintaining a full time job as well.? I am seeking some financial assistance so that I can attend school this semester.? I have about 27 credit hours left.? I'm keeping my eyes on the prize.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.41%	Starting monthly payment:	$47.76

Auction yield range:	3.23% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1990	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,007	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	casandralange109	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my AMEX card
Purpose of loan:
This loan will be used to pay off my American Express card. I opened this?account about a year and a half ago and since then I have always paid the full balance?every month. On June of 2009 I was sick for two week?and with no money coming in I was forced to pay less than the full amount. I am the kind of person than can't owe money to anyone. I three more credit cards, I don't owe any money on any of them.

My financial situation:
I make over $3500 per month. $2000 is my basic salary plus I get commision for each vehicle sold. I live with my parents so I don't spend money on utility bills, rent, food, any of that. My employer provides me with?a car?that is registered under?his company so I don't make?car payments nor have to pay insurance.?I could ask my parents for this loan but I don't have any installment loans reported to my credit and I think it would be good for the future even if I have to pay a little bit more now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$75.46

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	7%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,318	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	durable-principal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation...
Purpose of loan:
This loan will be used to?? Consolidate high interest rate cards. Some of my interest rates on cards are very high, and this money will go to pay these off immediatly, freeing up funds. I am currently trying to free up debt as we speak..

My financial situation:
I am a good candidate for this loan because? i am very honest and loyal. I have been at my current job for 8 years in a very stable industry. I will make it #1 priority to pay back the loan. I thank you for you considering this request. I have been excellent on my credit, and have not been late. My prosper score is a 9 out of 10, and I am rated a "C". The Figured below are exact as I went over everything carefully. please consider helping me out. Please let me know if you have an questions.

Monthly net income: $ 5115

Monthly expenses: $?2832

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	11.23% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	22%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,882	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	emjicy	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	680-700 (Aug-2007)
Principal balance:	$4,118.98	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Consolidating debt
Purpose of loan:
This loan will be to consolidate high rate debt.

My financial situation:
I have a good credit rating and have never missed a payment. I have a secure job and pride myself on honoring my commitments.? Please note that I am listing at my state's maximum rate.

Monthly net income: $ 4,998

Monthly expenses: $ 2,370
?Housing: $ 1,305
?Utilities: $ 35
?Phone, Cable, Internet: $ 130
?Food, Entertainment: $ 200
?Clothing, Household expenses $ 200
?Credit cards and other loans: $ 300
?other expenses: $ 200Net: $ 2,628
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1996	Debt/Income ratio:	65%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,539	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	benefit-equator	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment for startup pizza place
Purpose of loan:
This loan will be going towards the purchase of?an 80qt mixer for dough and sauce for a new pizza parlor as well as to purchase a point of sale computer system.
My financial situation:
I am a good candidate for this loan because I have worked at a similar pizza parlor for over 12 years. I started as a drive and worked my way to management. I have been handling the daily sales audit reports, inventory control and staff scheduling. I also deal with customer relations and have strong relationships with food distributors.

My income below is based on my current place of employment.

Monthly net income: $1915.92

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 85
??Car expenses: $275
??Utilities: $?250
??Phone, cable, internet: $0
??Food, entertainment: $?200
??Clothing, household expenses $100
??Credit cards and other loans: $ 400
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1993	Debt/Income ratio:	32%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,617	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	prstallion01	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 73% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	7 ( 27% )	600-620 (May-2007)
Principal balance:	$3,516.37	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Debt Free
Purpose of loan:
I will be using this loan for my wedding in January and also to pay off the remaining of my current loan at prosper, which I have been currently since obtaining the loan.

My financial situation:
I am a good candidate for paying back this loan because I am a GS-11 federal law enforcement employee who has been current with his bills and I have also in the last year managed to increase my credit scores almost 100 points through dedication, commitment, and responsibility.? Also it is very important in my field of work to maintain financial stability.? Not paying this loan would jeapodize my career as well as my goals to having financial freedom.

Monthly net income: $ 4500.00

Monthly expenses: $
??Housing: $ 1000.00????
??Insurance: $
??Car expenses: $ 510.00
??Utilities: $ 110.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 120.00
??Other expenses: $ 200.00
Information in the Description is not verified.